Russell T. Clark

September 11, 2009

Securities and Exchange Commission
Washington, D.C. 20549

Ladies and Gentlemen:

I have read Hemiwedge Industries Inc’s statements included under Item 5.02 of its Current Report Form 8-K dated September 2, 2009 (the "Disclosure").  I hereby confirm that I am in agreement with the statements contained in the Disclosure.

Yours truly,

/s/ Russell T. Clark

Russell T. Clark